Exhibit 10.2

FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT ("First Amendment") is made as of August 9, 2013 (the "First Amendment Effective Date"), by and among EASTGROUP PROPERTIES, L.P., a Delaware limited partnership, and EASTGROUP PROPERTIES, INC., a Maryland corporation (collectively, the "Borrower"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (hereinafter, together with its successors and assigns whether by assignment, merger or otherwise, referred to as the "Agent"), for each and every lender which may from time to time become party to the Credit Agreement (as hereinafter defined) (hereinafter, together with the successors and assigns of each, referred to individually as a "Lender" and collectively, as the "Lenders"), and the Lenders.
W I T N E S S E T H:
WHEREAS, the Borrower and the Lenders entered into a certain Third Amended and Restated Credit Agreement dated as of December 18, 2012, to be effective as of January 2, 2013 (such Third Amended and Restated Credit Agreement being hereinafter called the "Credit Agreement"), wherein the Lenders agreed to make certain loans to the Borrower in an amount not to exceed $225,000,000, subject to the increase as provided in the Credit Agreement (the "Loan"); and
WHEREAS, the parties have agreed to amend the Credit Agreement to reflect certain matters which have been agreed to by the parties.
NOW, THEREFORE, the parties hereto, for good and valuable consideration, the receipt and sufficiency thereof being hereby acknowledged, and intending to be legally bound hereby, covenant and agree as follows; to be effective as of the First Amendment Effective Date:
1.All capitalized terms employed herein shall have the meanings ascribed thereto in the Credit Agreement unless defined to the contrary herein.
2.Section 1 of the Credit Agreement is hereby amended by the addition of the following defined terms, which shall be inserted in alphabetical order within Section 1:
"Negative Pledge" means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Credit Document or Other Credit Facilities Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person; provided, however, that (i) an agreement that permits an Obligor to encumber its assets so long as such Obligor maintains one or more specified ratios that may limit such Obligor's ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a Negative Pledge, and (ii) an agreement similar to Section 6.7(c) shall not constitute a Negative Pledge.

"Other Credit Facilities Documents" means: (a) that certain 2012 Term Loan Agreement dated as of August 23, 2012, to be effective as of August 31, 2012, by and among the Borrower, each of the financial institutions initially signatory thereto together with their assigns and PNC Bank, National Association as Agent (and any refinancings, renewals, replacements or extensions thereof); (b) that certain Term Loan Agreement dated as of December 16, 2011, to be effective as of December 21, 2011, by and among the Borrower, each of the financial institutions initially signatory thereto together with their assigns and PNC Bank, National Association, as Agent (and any refinancings, renewals, replacements or extensions thereof); (c) any unsecured public or private placement note agreement with a financial institution, bank, other lender or note purchaser in excess of $50,000,000; (d) any unsecured bond, debenture or other similar agreement in excess of $50,000,000; and (e) any other unsecured credit agreement or unsecured loan agreement in excess of $50,000,000.
3.Section 1 of the Credit Agreement is hereby amended by the deletion of the definition of the term "Limiting Agreements".
4.Section 5.15(a) of the Credit Agreement is hereby amended by deleting the phrase "the Property is not subject to or affected by any Limiting Agreement" and inserting "no Property in the Pool shall be owned by a Borrower or Subsidiary which has a provision in its Organizational Documents which has or may have the effect of prohibiting or limiting such Borrower's or Subsidiary's ability to sell, transfer or convey such Property" in place thereof.
5.Section 6.7 of the Credit Agreement is hereby deleted and the following provision is hereby inserted in place thereof:
Section 6.7.    Liens on Properties.

(a)
Borrower shall not, nor permit its Subsidiaries to, mortgage, pledge, hypothecate, or encumber in any manner, other than Permitted Encumbrances, any asset, unless, after giving effect to such mortgage, pledge, hypothecation or encumbrance, there shall be no violation of any of the covenants contained in Sections 5.3 or 5.15.

(b)
Borrower shall not, nor permit any of its Subsidiaries to, create, assume, or allow any Negative Pledge in favor of any other Person affecting or relating to any asset in the Pool, it being understood and agreed by Borrower and the other parties hereto that nothing contained in this Section 6.7 shall be deemed or construed to prohibit Borrower and any of its Subsidiaries from delivering from time to time a Negative Pledge substantially in the form contained in Section 6.7(a) in connection with one or more of the Other Credit Facilities Documents.

(c)	Notwithstanding the foregoing, the Borrower shall not, and shall not permit any of its Subsidiaries to, secure any Indebtedness outstanding under or pursuant to any Other Credit Facility Documents unless and until the Notes (and any Guaranty) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation in Proper Form including, without limitation, an intercreditor agreement and opinions of counsel to the Borrower and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Agent.
6.Exhibit A of the Credit Agreement is hereby amended in its entirety to provide as set forth on Exhibit A attached to this First Amendment.
7.The Borrower hereby represents and warrants to Agent and the Lenders that (a) no Event of Default, and no Default, has occurred and is continuing on the date of execution hereof and as of the First Amendment Effective Date, (b) the Borrower has no set-off right, claim or other defense with respect to its obligations under the Credit Agreement or any of the Credit Documents, (c) the Borrower has no knowledge of any default by the Agent or the Lenders under the Credit Agreement or any of the other Credit Documents, (d) the financial condition of each of the Guarantors and the Borrower has not materially and adversely changed since March 31, 2013, and (e) this First Amendment has been duly executed, authorized and delivered by the Borrower, and will constitute a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency and similar Laws affecting the rights of creditors generally. The Borrower also certifies to the Agent and the Lenders that all representations and warranties contained in Section 4 of the Credit Agreement are true and correct as of the date hereof and as of the First Amendment Effective Date, except to the extent such representations and warranties are specifically stated to be as of an earlier date.
8.Except as specifically modified herein, the Credit Agreement is hereby ratified and confirmed and the terms and conditions of the Credit Agreement shall remain in full force and effect (including, without limitation, all waivers of trial by jury, consents to jurisdiction and venue, reference provisions and waiver of defenses and other rights set forth therein, if any).
9.This First Amendment is conditioned upon, and shall only become effective upon, the satisfaction of the following conditions:
(a)    the representations and warranties contained in Section 7 hereof shall be true and correct both on the date of execution hereof and on the First Amendment Effective Date; and

(b)    the Borrower shall have reimbursed Agent for all reasonable out-of-pocket attorneys' fees and expenses incurred in connection with this First Amendment.

10.This First Amendment may be executed by the parties hereto in multiple counterparts, and, when so executed by all of the parties, such multiple counterparts shall be deemed to constitute a single, integrated agreement.

11.This First Amendment, and the Credit Agreement, as modified hereby, shall be deemed to be a contract under the Legal Requirements of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the Legal Requirements of the Commonwealth of Pennsylvania without regard to its conflicts of laws principles.
12.This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGE 1 of 10 – FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment under seal as of the day and year first above written.
BORROWER:
EASTGROUP PROPERTIES, L.P.,
a Delaware limited partnership

By:	EastGroup Properties General Partners, Inc., General Partner

By:	/s/ N. Keith McKey
Name:	N. Keith McKey
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

By:	/s/ Bruce Corkern
Name:	Bruce Corkern
Title:	Senior Vice President, Controller and Chief Accounting Officer

EASTGROUP PROPERTIES, INC., a Maryland corporation

By:	/s/ N. Keith McKey
Name:	N. Keith McKey
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

By:	/s/ Bruce Corkern
Name:	Bruce Corkern
Title:	Senior Vice President, Controller and Chief Accounting Officer

[SIGNATURE PAGE 2 of 10 – FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
LENDERS:
PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and as a Lender
By:    /s/ Andrew T. White
Name:    Andrew T. White
Title:    Senior Vice President

[SIGNATURE PAGE 3 of 10 – FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]
REGIONS BANK,
as Co-Syndication Agent and as a Lender

By:    /s/ Kerri L. Raines
Name: Kerri L. Raines
Title:     Vice President

[SIGNATURE PAGE 4 OF 10 – FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK,
as Co-Syndication Agent and as a Lender

By:    /s/ W. John Wendler
Name: W. John Wendler
Title:     Senior Vice President

[SIGNATURE PAGE 5 OF 10 – FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION,
as Co-Documentation Agent and as a Lender

By:    /s/ David Starr
Name: David Starr
Title:     Vice President

[SIGNATURE PAGE 6 OF 10 – FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Co-Documentation
Agent and as a Lender

By:    /s/ Andrew W. Hussion
Name: Andrew W. Hussion
Title:     Vice President

[SIGNATURE PAGE 7 OF 10 – FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

TRUSTMARK NATIONAL BANK,
as a Lender

By:    /s/ Gretchen Ware
Name: Gretchen Ware
Title:     First Vice President

[SIGNATURE PAGE 8 OF 10 – FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA, N.A.
as a Lender

By:    /s/ Christopher J. Thompson
Name: Christopher J. Thompson
Title:     Assistant Vice President

[SIGNATURE PAGE 9 OF 10 – FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF NEW YORK MELLON,
as a Lender

By:    /s/ Helga Blum
Name: Helga Blum
Title:     Managing Director

[SIGNATURE PAGE 10 OF 10 – FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT]

RAYMOND JAMES BANK, N.A.
as a Lender

By:    /s/ James M. Armstrong
Name: James M. Armstrong
Title:     Senior Vice President

CONSENT

The undersigned, having executed and delivered the Third Amended and Restated Guaranty dated as of December 18, 2012, effective January 2, 2013 (the "Guaranty"), to the Agent as defined in the foregoing First Amendment to Third Amended and Restated Credit Agreement (the "First Amendment") hereby consent to the First Amendment and to the amendments to the Credit Agreement (the "Credit Agreement") referred to in the First Amendment contained therein, and hereby ratify and confirm the undersigned's obligations under the Guaranty. All references in the Guaranty to defined terms in the Credit Agreement are hereby amended in accordance with the First Amendment.

GUARANTORS:
EASTGROUP PROPERTIES HOLDINGS, INC., a Delaware corporation

By:	/s/ N. Keith McKey
Name:	N. Keith McKey
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

By:	/s/ Bruce Corkern
Name:	Bruce Corkern
Title:	Senior Vice President, Controller and Chief Accounting Officer

EASTGROUP PROPERTIES GENERAL PARTNERS,
INC., a Delaware corporation

By:	/s/ N. Keith McKey
Name:	N. Keith McKey
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

By:	/s/ Bruce Corkern
Name:	Bruce Corkern
Title:	Senior Vice President, Controller and Chief Accounting Officer
[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 2 OF 2 - CONSENT]

SAMPLE 1-95 ASSOCIATES, a Florida general
partnership

BY:	EASTGROUP PROPERTIES GENERAL PARTNERS, INC., a Delaware corporation, General Partner

By:	/s/ N. Keith McKey
Name:	N. Keith McKey
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

By:	/s/ Bruce Corkern
Name:	Bruce Corkern
Title:	Senior Vice President, Controller and Chief Accounting Officer

EASTGROUP TRS, INC., a Delaware corporation

By:	/s/ N. Keith McKey
Name:	N. Keith McKey
Title:	Executive Vice President, Chief Financial Officer, Secretary and Treasurer

By:	/s/ Bruce Corkern
Name:	Bruce Corkern
Title:	Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT A

OFFICER'S CERTIFICATE

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